Exhibit 99.1

Planet 13 Announces Q4 2022 Financial Results

●	Q4 2022 Revenue of $24.8 million, compared to $25.6 million in Q3 2022
●	Q4 2022 Net loss of $38.6 million driven by $32.8 million impairment charge
●	Q4 2022 Adjusted EBITDA[1] loss of $0.8 million
●	Full year 2022 Revenue of $104.6 million, compared to $119.5 million for full year 2021
●	Full year 2022 Operating Cash flow of $3.8 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – March 23, 2023 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and twelve-month periods ended December 31, 2022. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“Over the course of the year we saw state-wide pricing trends and the overall economic environment impact our revenue. Despite this backdrop, we continued to meet our goal of 8 – 10% of Nevada retail sales. For the full year we had 9% of the sales in Nevada. Towards the end of Q4 we saw those pricing compression trends start to stabilize and we remain optimistic about the outlook for 2023,” said Larry Scheffler, Co-CEO of Planet 13. “Despite the pressures on retail, we grew wholesale revenue by 26% year over year and had a top five brand in every product category. Moreover, in California, we increased our share of shelf and wholesale revenue every quarter.”

“Across our organization we are focused on three things: increasing profitability, preserving capital, and setting ourselves up for future growth,” commented Bob Groesbeck, Co-CEO of Planet 13. “At the end of 2022, we are in a solid position. We have no debt, positive operating cash flow, and over $50 million in cash. This is a strong foundation that alongside our numerous growth projects sets us up for future operating cash flow expansion.”

1 Adjusted EBITDA is a non-GAAP financial measure.

Financial Highlights – Q4 – 2022

Operating Results

All comparisons below are to the quarter ended December 31, 2021, unless otherwise noted

●	Revenues were $24.8 million as compared to $29.9 million, a decrease of 16.8%
●	Gross profit was $10.7 million or 43.0% as compared to $16.2 million or 54.3%
●	Operating expenses, excluding non-cash compensation expense, depreciation and amortization, and impairment loss, was $13.1 million as compared to $14.8 million, a decrease of 22.1%
●	Net loss before taxes of $37.8 million driven by a $32.8 million impairment charge as compared to a net loss of $1.3 million
●	Net loss of $38.6 million as compared to a net loss of $5.1 million
●	Adjusted EBITDA loss of $0.8 million as compared to Adjusted EBITDA of $1.9 million

Financial Highlights – Full Year 2022

Operating Results

All comparisons below are to the full year ended December 31, 2021, unless otherwise noted

●	Revenues were $104.6 million as compared to $119.5 million, a decrease of 12.5%
●	Gross profit was $48.0 million or 45.9% as compared to $66.0 million or 55.2%
●	Operating expenses, excluding non-cash compensation expense, depreciation and amortization, and impairment loss, was $48.2 million as compared to $52.9 million, a decrease of 9.0%
●	Net loss before taxes of $40.2 million driven by a $32.8 million impairment charge as compared to a net loss of $6.0 million
●	Net loss of $49.0 million as compared to a net loss of $19.5 million
●	Adjusted EBITDA of $3.5 million as compared to Adjusted EBITDA of $16.9 million

Balance Sheet

All comparisons below are to December 31, 2021, unless otherwise noted

●	Cash of $52.4 million as compared to $61.6 million
●	Total assets of $233.6 million as compared to $216.8 million
●	Total liabilities of $42.7 million as compared to $43.1 million

Q4 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13's Management's Discussion and Analysis of the Financial Condition and Results of Operations for the Three and Twelve Months Ended December 31, 2022 (the " MD&A ").

●	On November 11, 2022, Planet 13 announced the location of its new Illinois dispensary.
●	On December 5, 2022, Planet 13 announced that it had received approval for a consumption lounge at its Las Vegas SuperStore.
●	On January 19, 2023, Planet 13 announced the location of its Port Orange dispensary in the Daytona Beach area of Florida.
●	On February 3, 2023, Planet 13 purchased land and a building for its planned Illinois dispensary.
●	On February 7, 2023, Planet 13 announced it had exercised the option to buy the remaining 51% interest in its Planet 13 Illinois, LLC.

Results of Operations (Summary)

The following table sets forth consolidated statements of financial information for the three-and twelve-month periods ended December 31, 2022 and December 31, 2021.

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2022	2021	change	2022	2021	change
Total Revenue	$24.84	$29.90	-17%	$104.57	$119.49	-12%
Gross Profit	$10.69	$16.20	-34%	$47.97	$66.01	-27%
Gross Profit %	43.0%	54.3%	-21%	45.9%	55.2%	-17%
Operating Expenses	$45.87	$14.80	210%	$80.94	$52.93	53%
Operating Expenses %	184.6%	49.5%		77.4%	44.3%	75%
Net Loss Before Provision for Income Taxes	$(37.74)	$(1.30)	2803%	$(40.23)	$(5.98)	572%
Net Loss	$(38.62)	$(5.10)	657%	$(48.98)	$(19.46)	152%
Adjusted EBITDA	$(0.80)	$1.90	-142%	$3.47	$16.86	-79%
Adjusted EBITDA Margin %	-3.2%	6.3%		3.3%	14.1%

The Company's Annual Report on Form 10-K for the year ended December 31, 2022, is available on the SEC's website at www.sec.gov or at https://www.planet13holdings.com/investors/. The Company's Management Discussion and Analysis for the year and the accompanying financial statements and notes are available under the Company's profile on SEDAR and on its website at https://www.planet13holdings.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on March 23, 2023 at 5:00 p.m. ET to discuss its fourth quarter and full year financial results and provide investors with key business highlights, strategy and outlook. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: March 23, 2023 | Time: 5:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331

(Available for 2 weeks)

Reference Number: 836329

Listen to webcast: https://pr.report/92yoIJOS

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization, and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2022	2021	change	2022	2021	change

Net Loss	$(38.6)	$(5.1)	657%	$(49.0)	$(19.5)	152%
Add impact of:
Interest expense	$0.3	$-	0%	$(0.5)	$0.0	-2778%
Provision for income taxes	$0.9	$3.8	-77%	$8.8	$13.5	-35%
Depreciation and amortization	$2.4	$2.0	18%	$8.3	$5.3	56%
Depreciation included in cost of goods sold	$1.1	$0.5	124%	$3.3	$1.9	71%
EBITDA	$(34.0)	$1.3	-2714%	$(29.1)	$1.3	-2348%
Impairment of goodwill and other intangibles	$32.8	$-		$32.8	$-
Gain on sale-leaseback	$(0.5)	$-		$(0.5)	$-
Change in fair value of warrants	$(0.4)	$(2.7)	-87%	$(7.2)	$(0.0)	95350%
Share-based compensation and related premiums	$1.3	$3.4	-62%	$7.5	$15.6	-52%
Adjusted EBITDA	$(0.8)	$1.9	-142%	$3.5	$16.9	-79%

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations
mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and California. Planet 13 also holds a medical marijuana treatment center license in Florida and a dispensing license in the Chicago-region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of the applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking-statements relate to, among other things, the Company’s future goals and future financial performance.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: final regulatory and other approvals or consents needed to operate our business; risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; the ability of the Company to integrate the NGW business and realize any benefits from the acquisition; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission and on the Company’s issuer profile on SEDAR at www.sedar.com. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

Planet 13 Holdings, Inc.

Consolidated Balance Sheets

(In United States Dollars)

	December 31,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash	$52,356,914	$61,588,843
Accounts Receivable	1,326,795	1,216,128
Inventory	13,004,839	14,225,369
Prepaid Expenses and Other Current Assets	3,810,394	3,977,524

Total Current Assets	70,498,942	81,007,864

Property and Equipment	71,466,051	50,778,277
Intangible Assets and Goodwill	69,288,007	63,398,007
Right of Use Assets - Operating	21,168,171	20,399,965
Long-term Deposits and Other Assets	862,545	1,061,879
Deferred Tax Asset	346,257	162,804

TOTAL ASSETS	$233,629,973	$216,808,796

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current:
Accounts Payable	$3,112,820	$3,266,783
Accrued Expenses	8,072,224	7,032,620
Income Taxes Payable	2,826,501	1,126,249
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	479,161	423,573

Total Current Liabilities	15,374,706	12,733,225

Long-Term Liabilities:
Operating Lease Liabilities	25,833,071	23,134,012
Warranty Liability	18,127	7,206,049
Other Long-term Liabilities	28,000	28,000
Deferred Tax Liability	1,487,204	-

Total Liabilities	42,741,108	43,101,286

Shareholders' Equity
Common Shares, no par value, unlimited Common Shares authorized, 220,470,061 issued and outstanding at December 31, 2022 and 198,687,950 at December 31, 2021	-	-
Additional Paid-In Capital	312,023,359	245,861,704
Deficit	(121,134,494)	(72,154,194)
Total Shareholders Equity	190,888,865	173,707,510

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$233,629,973	$216,808,796

CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND

COMPREHENSIVE INCOME (LOSS)

Planet 13 Holdings, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(In United States Dollars, except share amounts)

	December 31,
	2022	2021

Revenues, net of discounts	$104,574,377	$119,493,435
Cost of Goods Sold	(56,599,623)	(53,485,458)
Gross Profit	47,974,754	66,007,977

Expenses:
General and Administrative	49,395,500	59,928,356
Sales and Marketing	3,504,309	5,969,792
Lease Expense	2,744,532	2,608,016
Impairment loss	32,750,466	-
Depreciation and Amortization	8,337,476	5,335,055

Total Expenses	96,732,283	73,841,219

Loss From Operations	(48,757,529)	(7,833,242)

Other Income (Expense):
Interest income (expense), net	454,892	(16,984)
Foreign exchange gain (loss)	(25,528)	1,662,679
Transaction costs	-	(256,667)
Change in fair value of warrant liability	7,177,805	7,520
Gain on Sale-Leaseback	509,392	-
Other Income, net	413,029	454,300

Total Other Income	8,529,590	1,850,848

Loss Before Provision for Income Taxes	(40,227,939)	(5,982,394)

Provision For Income Taxes
Current Tax Expense	(10,672,538)	(13,954,784)
Deferred Tax Recovery	1,920,177	476,226
	(8,752,361)	(13,478,558)

Net Loss and Comprehensive Loss	$(48,980,300)	$(19,460,952)

Loss per Share
Basic and diluted loss per share	$(0.23)	$(0.10)

Weighted Average Number of Common Shares
Basic and diluted	216,586,621	195,126,972

CONSOLIDATED STATEMENTS OF CASH FLOWS

Planet 13 Holdings, Inc.

Consolidated Statements of Cash Flows

(In United States Dollars)

	December 31, 2022	December 31, 2021
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(48,980,300)	$(19,460,952)
Adjustments for items not involving cash:	-	-
Shared based compensation expense	7,459,267	15,576,643
Non-cash lease expense	4,737,162	4,485,919
Depreciation	11,258,697	7,213,096
Amortization of intangibles	372,222	-
Change in fair value of warrant liability	(7,177,805)	(7,520)
(Gain) loss on translation of warrant liability	(10,117)	100,637
Transaction costs	-	256,667
Deferred tax recovery	(1,736,724)	(410,359)
Proceeds from lease incentive	1,100,000	-
Lease incentive amortization	(239,133)	-
Unrealized (gain) loss on foreign currency exchange	-	(185,916)
Impairment of goodwill	25,802,688	-
Impairment of intangible assets	6,947,778	-
Gain on sale leaseback	(509,392)	-
Loss on disposal of property and equipment	70,601	-
	(905,056)	7,568,215

Net Changes in Non-cash Working Capital Items	8,273,643	(4,589,077)
Repayment of lease liabilities	(3,566,817)	(3,359,021)
Total Operating	3,801,770	(379,883)

FINANCING ACTIVITIES

Proceeds from private placements	-	53,852,980
Proceeds from exercise of warrants and options	1,142,238	14,180,009
Financing issuance expenses	-	(3,494,930)
Total Financing	1,142,238	64,538,059

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(16,674,704)	(25,909,880)
Net cash acquired through NGW acquisition	1,479,134	-
Purchase of licenses	-	(55,846,866)
Proceeds from sale/lease back	1,049,633	-
Purchase of domain name	(30,000)	-
Total Investing	(14,175,937)	(81,756,746)

Effect of foreign exchange on cash	-	186,563

NET CHANGE IN CASH DURING THE YEAR	(9,231,929)	(17,598,570)

CASH
Beginning of Year	61,588,843	79,000,850

End of Year	$52,356,914	$61,588,843